                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              AMENDMENT NO. 1 TO
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 2, 1998



                            BIOLASE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-19627                 87-0442441
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
Incorporation or Organization)       File Number)         Identification Number)


              981 Calle Amanecer, San Clemente, California  92673
                                 (949) 361-1200
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                          Principal Executive Offices)

Item 2.        Acquisition or Disposition of Assets.
-------        -------------------------------------

          On July 2, 1998, BioLase Technology, Inc., a Delaware corporation (the "Company"), acquired substantially all of the assets and assumed certain specified liabilities of Laser Skin Toner, Inc., a Missouri corporation ("LSTI") (the "Acquisition"). The assets acquired relate primarily to LSTI's proprietary laser-based technology providing non-invasive laser treatment in the field of aesthetic skin rejuvenation, including all intellectual property rights (consisting of patents, patent applications, a trademark application and certain know-how) (the "Assets").

          As consideration for the Assets, the Company issued to LSTI an aggregate of 1,600,000 authorized but previously unissued shares of the Company's Common Stock, $.001 par value (the "Shares"), 1,417,120 of which were delivered to LSTI at the closing of the Acquisition. The remaining 182,880 Shares (the "Performance Shares") were issued in the name of LSTI, but will be retained by the Company pending the achievement by the business based on the Assets of specified performance objectives. The number of Shares to be issued in the transaction was determined by the Company based upon negotiations between LSTI and the Company regarding the respective value of the Assets and the Shares. The Company has agreed to register under the Securities Act of 1933, as amended, under certain conditions, no less than one-half of the Shares then held by LSTI or its shareholders.

          The Assets were being developed by LSTI, an early stage development company, for applications including use in the field of aesthetic skin rejuvenation. The Company intends, once commercial development has been achieved, to manufacture and market the laser Skin Toner system based on the Assets in such field through its newly formed Aesthetics Division, which also includes the Company's patented DermaLase(TM) HydroKinetic(TM) System and Lazer ToothBrush(TM).

          The Company and Terry A. Fuller, Ph.D., President and CEO and a principal shareholder of LSTI, have agreed to negotiate in good faith with a view towards a definitive agreement establishing an ongoing relationship that would include granting the Company a right of first refusal to technology developed by Dr. Fuller with potential applications in aesthetics and cutaneous surgery.

          Pursuant to a separate agreement, the Company also issued 50,000 shares of its Common Stock to O'Donnell Eye Centers Incorporated, a Missouri corporation (OECI), in consideration for the license of technology that is the subject of a pending patent application. Frank O'Donnell, M.D., the Chairman of LSTI, is an officer, director and principal shareholder of OECI.

Item 7.        Financial Statements and Exhibits.
------         ----------------------------------

          (a)  Financial statements of businesses acquired.

               Audited balance sheets of LSTI at December 31, 1996 and 1997 and related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997, and the audited balance sheet of LSTI at March 31, 1998 and the related audited statement of operations, stockholders' equity and cash flows for the three months then ended, are included herewith.

                                                    INDEPENDENT AUDITORS' REPORT




Board of Directors
Laser Skin Toner, Inc.
St. Louis, Missouri

We have audited the accompanying balance sheets of Laser Skin Toner, Inc., a development stage company, as of March 31, 1998 and December 31, 1997, 1996, and 1995, and the related statements of operations, changes in stockholders' deficit, and cash flows for the three months and the years then ended, respectively. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Laser Skin Toner, Inc., a development stage company, at March 31, 1998 and December 31, 1997, 1996, and 1995 and the results of its operations and its cash flows for the three months and the years then ended, respectively, in conformity with generally accepted accounting principles.


/s/ Stone Carlie & Company, L.L.C.


June 25, 1998
St. Louis, Missouri

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                                BALANCE SHEETS

                                    ASSETS

                                                                                         DECEMBER 31,
                                                         MARCH 31,    ----------------------------------------------
                                                           1998            1997              1996             1995
                                                  ------------------------------------------------------------------
CURRENT ASSETS
 Cash                                                         -         $      52        $   1,551         $   1,713
 Due from affiliated companies                        $  12,089            12,089           10,590            10,590
 Due from stockholder                                     1,938             1,938            1,938             1,938
                                                  ------------------------------------------------------------------
      TOTAL CURRENT ASSETS                               14,027            14,079           14,079            14,241
                                                  ------------------------------------------------------------------

OTHER ASSETS
 Organization costs, net of
   accumulated amortization                                   -                 -            4,064            11,505
                                                  ------------------------------------------------------------------
                                                      $  14,027         $  14,079        $  18,143         $  25,746
                                                  ==================================================================

                     LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
 Notes payable to related parties                     $ 154,452         $ 151,053        $ 138,581         $ 127,139
 Accounts payable - stockholder                          32,577                 -                -                 -
 Due to affiliated company                              344,583           288,556                -                 -
                                                  ------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                         531,612           439,609          138,581           127,139
                                                  ------------------------------------------------------------------

STOCKHOLDERS' DEFICIT
 Common stock - $1 par value; 30,000
   shares authorized; 10,900 shares
   issued and outstanding at March
   31, 1998 and December 31, 1997
   and 500 shares issued and
   outstanding at December 31, 1996
   and 1995                                              10,900            10,900              500               500
 Less:  Stock subscriptions receivable                  (10,900)          (10,900)            (500)             (500)
 Accumulated deficit                                   (120,438)         (120,438)        (120,438)         (101,393)
 Deficit accumulated during the
   development stage                                   (397,147)         (305,092)               -                 -
                                                  ------------------------------------------------------------------
                                                       (517,585)         (425,530)        (120,438)         (101,393)
                                                  ------------------------------------------------------------------
                                                      $  14,027         $  14,079        $  18,143         $  25,746
                                                  ==================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS



                                                       THREE MONTHS
                                                           ENDED             YEARS ENDED DECEMBER 31,           DEVELOPMENT
                                                         MARCH 31,      ------------------------------------       STAGE
                                                           1998             1997         1996         1995        PERIOD *
                                                       ---------------------------------------------------------------------
REVENUES                                                                                            $    890
                                                                                                    --------
EXPENSES
 Research and development expenses                         $ 45,930      $ 192,901            -            -      $ 238,831
 Professional fees                                           19,957         57,521            -            -         77,478
 Interest expense                                             3,399         12,472     $ 11,442       10,498         15,871
 Amortization                                                     -          4,064        7,441        7,441          4,064
 General and administrative expenses                         22,769         38,134          162           64         60,903
                                                       --------------------------------------------------------------------
                                                             92,055        305,092       19,045       18,003        397,147
                                                       --------------------------------------------------------------------

NET LOSS                                                   $(92,055)     $(305,092)    $(19,045)    $(17,113)     $(397,147)
                                                       ====================================================================

* Three months ended March 31, 1998 and year ended December 31, 1997.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT

THREE MONTHS ENDED MARCH 31, 1998 AND YEARS ENDED DECEMBER 31, 1997, 1996, AND
                      1995 AND DEVELOPMENT STAGE PERIOD*


                                                              COMMON STOCK              STOCK                    DEFICIT ACCUMULATED
                                                          -----------------------   SUBSCRIPTIONS   ACCUMULATED  DURING DEVELOPMENT
                                                            STOCK        AMOUNT       RECEIVABLE      DEFICIT           STAGE
                                                          --------------------------------------------------------------------------
BALANCE, December 31, 1994                                     500       $   500        $  (500)     $ (84,280)              -

Net Loss for 1995                                                -             -              -        (17,113)              -
                                                          --------------------------------------------------------------------

BALANCE, December 31, 1995                                     500           500           (500)      (101,393)              -

Net Loss for 1996                                                -             -              -        (19,045)              -
                                                          --------------------------------------------------------------------

BALANCE, December 31, 1996                                     500           500           (500)      (120,438)              -

Common Stock Subscribed in 1997                             10,400        10,400        (10,400)             -               -

Net Loss for 1997                                                -             -              -              -       $(305,092)
                                                          --------------------------------------------------------------------

BALANCE, December 31, 1997                                  10,900        10,900        (10,900)      (120,438)       (305,092)

Net Loss for the Three Months
 Ended March 31, 1998                                            -             -              -              -         (92,055)
                                                          --------------------------------------------------------------------

                                                            10,900       $10,900       $(10,900)     $(120,438)      $(397,147)
                                                          ====================================================================

* Three months ended March 31, 1998 and year ended December 31, 1997.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS


                                                       THREE MONTHS           YEARS ENDED DECEMBER 31,
                                                        ENDED MARCH     ------------------------------------     DEVELOPMENT
                                                           1998             1997         1996         1995      STAGE PERIOD *
                                                       ---------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                 $(92,055)     $(305,092)    $(19,045)    $(17,113)     $(397,147)
  Adjustments to reconcile net loss to net cash
   provided (used) by operating activities:
     Amortization                                                 -          4,064        7,441        7,441          4,064
     Changes in assets and liabilities:
       Due from affiliated companies                              -         (1,499)           -            -         (1,499)
       Notes payable to related parties                       3,399         12,472       11,442       10,499         15,871
       Accounts payable - stockholder                        32,577              -            -            -         32,577
       Due to affiliated company                             56,027        288,556            -            -        344,583
                                                       --------------------------------------------------------------------
NET CASH PROVIDED (USED) BY
 OPERATING ACTIVITIES                                           (52)        (1,499)        (162)         827         (1,551)
                                                       --------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayment of amount borrowed from
   affiliated company                                             -              -            -       (5,000)             -
                                                       --------------------------------------------------------------------
NET CASH USED BY FINANCING ACTIVITIES:                            -              -            -       (5,000)             -
                                                       --------------------------------------------------------------------

NET DECREASE IN CASH                                            (52)        (1,499)        (162)      (4,173)        (1,551)

CASH, Beginning of period                                        52          1,551        1,713        5,886          1,551
                                                       --------------------------------------------------------------------

CASH, End of period                                               -      $      52     $  1,551     $  1,713              -
                                                       ====================================================================

* Three months ended March 31, 1998 and year ended December 31, 1997.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
              MARCH 31, 1998 AND DECEMBER 31, 1997, 1996 AND 1995


NOTE 1 - OPERATIONS AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES

         OPERATIONS
         The company is a development stage company engaged in the development of a proprietary non-invasive, laser technology for functionally and aesthetically improving the skin. A company related through common ownership has provided substantially all of the funding expended by the company for the research and development of the technology. The development period began in 1997. The company had been inactive in the immediately preceding years.

         The company is currently negotiating the sale of the laser technology it has developed. Under the terms of the proposed sale, the company will receive up to 1,600,000 shares of unregistered common stock of BioLase Technologies, Inc., a publicly traded company based in California. Management expects continued funding from the related company if the sale is not consummated.

         RESEARCH AND DEVELOPMENT COSTS
         Research and development costs are charged to expense as incurred.

         ORGANIZATION COSTS
         Organization costs are amortized over a period of five years under the straight-line method.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------


NOTE 2 - RELATED PARTY TRANSACTIONS

         The amounts due to and from affiliated companies and due from stockholder are unsecured, non-interest bearing loans due on demand.

         The notes payable to related parties are unsecured. Principal and interest at 9% per annum are due on December 31, 1998.

NOTE 3 - INCOME TAXES

         At December 31, 1997, the company has net operating loss carryforwards of $296,760 which are available to offset future taxable income. The loss carryforwards expire at various dates between 2007 and 2012.

         Deferred income taxes are provided for temporary differences between the tax and financial reporting bases of the company's assets and liabilities and for the future tax benefit related to its net operating loss carryforward. Deferred income taxes are based on enacted tax laws and statutory tax rates expected to be in effect in the periods in which the differences or net operating loss are expected to affect taxable income. The differences, which relate to research and development costs and professional fees, as well as the net operating loss would result in deferred tax assets. The deferred tax assets represent the estimated future tax return consequences of the aforementioned items, which will be deductible when the assets are recovered or the net operating loss is utilized. Deferred tax assets are reduced by a valuation allowance when management believes it is more likely than not that the deferred tax assets will not be realized. A valuation allowance has been applied to reduce deferred tax assets to zero as follows:

                                                                         DECEMBER 31,
                                           MARCH 31,    ----------------------------------------------
                                              1998            1997             1996            1995
                                       ---------------------------------------------------------------
Deferred tax
    assets                                  $180,000         $168,000         $48,000          $40,000
Less valuation
    allowance                                180,000          168,000          48,000           40,000
                                       ---------------------------------------------------------------
                                                   -                -               -                -
                                       ===============================================================

--------------------------------------------------------------------------------

                            LASER SKIN TONER, INC.
                         (A Development Stage Company)
--------------------------------------------------------------------------------


NOTE 4 - COMMITMENTS

         In 1997, the company entered into a consulting agreement for advice and assistance in considering a merger, sale of assets or other business combination and for investment banking services in consummating such a transaction. A fee of 200 shares of company stock is payable for the services rendered under the agreement, upon consummation of a sale.

NOTE 5 - SUPPLEMENTAL DISCLOSURE TO STATEMENTS OF CASH
         FLOWS

         In 1997, the company issued common stock for which consideration has not been received. The amount due from the stockholders is reflected as stock subscriptions receivable in the stockholders' deficit section of the balance sheet.


--------------------------------------------------------------------------------

          (b)  Pro forma financial information.

     The following Unaudited Pro Forma Combined Condensed Balance Sheet of the Company as of June 30, 1998 and the Unaudited Pro Forma Combined Condensed Statements of Income of the Company for the year ended December 31, 1997 and the six months ended June 30, 1998, give effect to the Acquisition accounted for under the purchase method of accounting. The Company's unaudited pro forma combined condensed financial statements are based on the historical consolidated financial statements of LSTI and the Company under the assumptions and adjustments set forth in the accompanying notes to the Company's unaudited pro forma combined condensed financial statements. The Company's Unaudited Pro Forma Combined Condensed Balance Sheet assumes that the Acquisition was consummated on June 30, 1998, and the Company's Unaudited Pro Forma Combined Condensed Statements of Income assume that the Acquisition was consummated on January 1, 1997.

     The pro forma adjustments are based on the Acquisition Agreement dated July 2, 1998 (the "Agreement") which provided for LSTI to receive an aggregate 1,600,000 shares of the Company's common stock, 1,417,120 of which were delivered to LSTI at the closing, in exchange for the purchase of substantially all of the assets of LSTI. The remaining 182,880 shares of common stock were issued in the name of LSTI, but retained by the Company pending the achievement by the business based on the acquired assets of specified performance objectives and are not considered as a component of the purchase price. The fair market value of the aggregate common shares issued at the close related to the Acquisition was $4,959,920 based on a per share price of $3.50 representing the last per share sales price of the Company's common stock as reported on the Nasdaq SmallCap Market on July 2, 1998. The 182,880 shares of common stock issued, but retained by BLTI pending specific performance by the business, are valued at $640,080 and shall be accounted for as goodwill if and when the contingent shares are released to LSTI.

     For purposes of developing the Company's Unaudited Pro Forma Combined Condensed Balance Sheet, the book values of LSTI's acquired assets are assumed to approximate fair value, net of amounts representing purchased research and development for which no alternative use exists of $4,959,920, has been assigned to patents and shall be amortized over a five-year period. The Company's Unaudited Pro Forma Combined Condensed Statements of Income do not reflect a one-time, non-cash/non-recurring charge of $4,959,620 representing purchased research and development costs for which no alternative use exists should the Company be unable to achieve the anticipated objectives and economic benefits related to such developmental efforts. Such charge shall be reflected within the Company's results of operations for the three-month period ending September 30, 1998. The Company has obtained independent third party appraisals for the acquired in-process research and development costs and certain other intangible assets, primarily patents and trademarks.

     The Company's unaudited pro forma combined condensed financial statements may not be indicative of the results that actually would have occurred if the Acquisition had been consummated on the dates indicated or which may be obtained in the future. The Company's unaudited pro forma combined condensed financial statements should be read in conjunction with related historical consolidated financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Form 10-K for the year ended December 31, 1997 and its Form 10-Q for the three and six-month periods ended June 30, 1998.

                                             UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                           Year Ended December 31, 1997                      Six Months Ended June 30, 1998
                               --------------------------------------------------  -----------------------------------------------
                                      Historical                         Pro            Historical                        Pro
                               ------------------------   Pro Forma      Forma     ----------------------  Pro Forma     Forma
                                  BLTI          LSTI     Adjustments    New BLTI       BLTI        LSTI   Adjustments   New BLTI
                               -----------  ----------   ----------  -----------  -----------   --------  -----------  -----------
Sales                          $ 1,786,285  $       -    $       -   $ 1,786,285  $   498,617   $     -   $       -    $  498,617
Cost of sales                    1,527,242          -            -     1,527,242      501,168         -           -       501,168
                               -----------  ----------   ----------  -----------  -----------   --------  -----------  -----------

      Gross profit (loss)          259,043          -            -       259,043       (2,551)        -           -        (2,551)
                               -----------  ----------   ----------  -----------  -----------   --------  -----------  -----------

Operating expenses:
   Sales and marketing             955,192          -            -       955,192      572,747         -           -       572,747
   General and administrative    1,280,171      99,719       15,000    1,394,890      733,970     42,726       7,500      784,196
   Engineering and development   1,022,733     192,901           -     1,215,634      708,851     45,930          -       754,781
                               -----------  ----------   ----------  -----------  -----------   --------  -----------  -----------

      Total operating expenses   3,258,096     292,620       15,000    3,565,716    2,015,568     88,656       7,500    2,111,724
                               -----------  ----------   ----------  -----------  -----------   --------  -----------  -----------

      Loss from operations      (2,999,053)   (292,620)     (15,000)  (3,306,673)  (2,018,119)   (88,656)     (7,500)  (2,114,275)

Interest income (expense), net     175,143     (12,472)          -       162,671      (14,143)    (3,399)         -       (17,542)
                               -----------  ----------   ----------  -----------  -----------   --------  -----------  -----------

      Net loss (3)             $(2,823,910)  $(305,092)  $  (15,000) $(3,144,002) $(2,032,262)  $(92,055) $   (7,500)  $(2,131,817)
                               ===========  ==========   ==========  ===========  ===========   ========  ==========   ===========

Basic loss per share                ($0.21)  $      -        ($0.01)      ($0.21)      ($0.15)  $     -       ($0.01)       ($0.14)
                               ===========  ==========   ==========  ===========  ===========   ========  ==========   ===========

Weighted average
  shares outstanding            13,385,318          -     1,417,120   14,802,438   13,742,334         -    1,417,120    15,159,454
                               ===========  ==========   ==========  ===========  ===========   ========  ==========   ===========

Notes to Unaudited Pro Forma Combined Condensed Statements of Income

The following is a summary of adjustments reflected in the Company's Unaudited Pro Forma Combined Condensed Statements of Income:

(1) Represents one year's amortization of the excess purchase price over the fair value of LSTI net tangible assets acquired over the average estimated useful life of 5 years.

(2) Represents six month's amortization of the excess purchase price over the fair value of LSTI net tangible assets acquired over the average estimated useful life of 5 years.

(3) In connection with the Acquisition, an independent valuation has been obtained which valued current in-process research and development efforts acquired for which no alternative use exists at approximately $4,960,000, which will be charged to ongoing operations immediately following the Acquisition. In accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 4, "Applicability of FASB No. 2 to Business Combinations Accounted for by the Purchase Method," the costs assigned to in-process research and development for which no alternative use exists are charged to expense on the date of consummation of the business combination. Such non-recurring expense has not been reflected in the Pro Forma
     Combined Condensed Statements of Income.

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


                                                                                     As of June 30, 1998
                                                             -------------------------------------------------------------------
                                                                         Historical                                    Pro
                                                             ------------------------------        Pro Forma          Forma
                                                                BLTI                LSTI          Adjustments        New BLTI
                                                             ------------       -----------      ------------       ------------
Current Assets:
  Cash and cash equivalents                                  $    213,074       $      -         $      -           $    213,074
  Marketable securities                                           627,817              -                -                627,817
  Accounts receivable, net                                      1,060,252              -                -              1,060,252
  Due from affiliates                                                -               14,027          (14,027) (1)           -
  Inventories, net                                              1,008,777              -                -              1,008,777
  Prepaid expenses and other current assets                       110,094              -                -                110,094
                                                             ------------       -----------      -----------        ------------
    Total current assets                                        3,020,014            14,027          (14,027)          3,020,014

Property and equipment, net                                       181,804              -                -                181,804
Patents, licenses and trademarks, net                              95,508              -              75,000  (2)        170,508
Other assets                                                       98,666              -                -                 98,666
                                                             ------------       -----------      -----------        ------------

    Total assets                                             $  3,395,992       $    14,027      $    60,973        $  3,470,992
                                                             ============       ===========      ===========        ============

Current liabilities:
  Notes payable to related parties                           $       -          $   154,452      $  (154,452) (1)   $       -
  Accounts payable - stockholder                                     -               32,577          (32,577) (1)           -
  Due to affiliated company                                          -              344,583         (344,583) (1)           -
  Line of credit                                                  301,233              -                -                301,233
  Accounts payable                                                481,240              -                -                481,240
  Accrued expenses                                                480,440              -              75,000  (3)        555,440
  Accrued costs related to dissolution of foreign subsidiary       38,069              -                -                 38,069
                                                             ------------       -----------      -----------        ------------

    Total current liabilities                                   1,300,982           531,612         (456,612)          1,375,982
                                                             ------------       -----------      -----------        ------------

Stockholders' equity:
  Preferred stock                                                    -                 -                                    -
  Common stock                                                     13,463            10,900          (10,900) (4)         14,880
                                                                                                       1,417  (5)
  Additional paid-in capital                                   29,755,652                          4,958,503  (5)     34,714,155
  Receivable from stockholders and unearned services              (50,766)          (10,900)          10,900  (1)        (50,766)
  Deficit accumulated during the development stage                   -             (397,147)         397,147  (4)           -
  Accumulated deficit                                         (27,623,339)         (120,438)         120,438  (4)    (32,583,259)
                                                                                                  (4,959,920) (6)
                                                             ------------       -----------      -----------        ------------
    Total stockholders' equity                                  2,095,010          (517,585)         517,585           2,095,010
                                                             ------------       -----------      -----------        ------------

    Total liabilities and stockholders' equity               $  3,395,992       $    14,027      $    60,973        $  3,470,992
                                                             ============       ===========      ===========        ============

Notes to Unaudited Pro Forma Combined Condensed Balance Sheet

  The following is a summary of the adjustments reflected in the Company's Unaudited Pro Forma Combined Condensed Balance Sheet:

(1) Represents the elimination of intercompany and related party receivables and payables not assumed in connection with the Acquisition.

(2) Represents the excess of the purchase price over the fair value of the net tangible assets acquired net of purchased research and development for which no alternative use exists (See Note 6), which is to be amortized over a five year period.

(3) Represents direct costs incurred by the Company in connection with the Acquisition.

(4) Represents the elimination of the historical equity balances of LSTI.

(5) Reflects the additional 1,417,120 shares of Common Stock to be issued by the Company to the shareholders of LSTI in connection with the Acquisition at an assumed price of $3.50 per share (the market value of the Company's Common Stock on the date of consummation). Adjustment does not reflect 182,880 shares of the Company's Common Stock which are contingently issuable upon the achievement of specific performance criteria of the business.

(6) In connection with the Acquisition, an independent valuation has been obtained which valued current in-process research and development efforts acquired for which no alternative use exists at $4,959,920, which will be charged to ongoing operations immediately following consummation of the Acquisition. In accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 4, "Applicability of FASB No. 2 to Business Combinations Accounted for by the Purchase Method," the costs assigned to in-process research and development for which no alternative use exists are charged to expense on the date of consummation of the business combination. Such non-recurring expense as not been reflected in the pro forma statements of income.

          (c)  Exhibits.

                 Exhibit No.    Description
                 -----------    -----------

                 10.27* Agreement and Plan of Reorganization, dated July 2, 1998, by and among the Company, LSTI, Dr. O'Donnell, Dr. Fuller and Johnny Williams.

                 10.28* Technology License Agreement, dated July 2, 1998, by and between the Company and OECI.

                 23.4*          Consent of Stone Carlie & Company, L.L.C.
___________
* Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       REGISTRANT:

                                       BIOLASE TECHNOLOGY, INC.


Dated:   September 15, 1998            By:         /s/ Donald A. LaPoint
      --------------------------           -------------------------------------
                                                       Donald A. LaPoint
                                           President and Chief Executive Officer

                                     -15-